Exhibit 99.1


                   First Alliance Mortgage Loan Trust 1998-1F


                          $55,400,000 Fixed Rate Notes


                         Preliminary Marketing Materials



     The attached Marketing Memorandum (the AMarketing Memorandum@) is privileged and confidential and is intended for use by the addressee only. This Marketing Memorandum is furnished to you solely by First Union Capital Markets (the AUnderwriter@) and not by the issuer of the notes identified above (the ANotes@) or any other party. The Marketing Memorandum is based upon information made available to the Underwriter. Neither the Underwriter, the issuer of the Offered Notes, nor any other party makes any representation to the accuracy or completeness of the information therein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purpose of evaluating such information.

     No assurance can be given as to the accuracy, appropriateness or completeness of the Marketing Memorandum in any particular context; or as to whether the Marketing Memorandum reflects future performance. This Marketing Memorandum should not be construed as either a prediction or as legal, tax, and financial or accounting advice.

     Any yields or weighted average lives shown in the Marketing Memorandum are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. The principal amount and designation of any security described in the term sheet are subject to change prior to issuance.

     Although a registration statement (including the prospectus) relating to the Offered Notes has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Notes has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of the Offered Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Notes for definitive terms of the Offered Notes and the collateral.

     Please be advised that Offered Notes may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Notes.

     If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                   First Alliance Mortgage Loan Trust 1998-1F
                           Preliminary Marketing Memo

Title of Securities:     Fixed Rate Mortgage Loan Asset Backed Notes,
                         Series 1998-1F

Note Issuer:             First Alliance Mortgage Loan Trust 1998-1F

Seller:                  First Alliance Mortgage Company

Servicer:                First Alliance Mortgage Company


Securities Offered:      Amount:                     55,400,000

                         Collateral:                 Fixed Rate Mortgage Loans

                         Cut-off Date:               03/01/98

                         Prepayment
                         Assumption:                 27% HEP

                         Coupon:                     TBD

                         Approximate Price:          Par
                         (to 10% Call)

                         Spread:                     TBD

                         Avg. Life (at 27% HEP):     3.156
                         (to maturity)

                         Avg. Life (at 27% HEP):     2.918
                         (to 10% Call)

                         Interest rate basis:        30/360

                         Expected maturity:          12/20/13
                         (to maturity)

                         Expected maturity:          06/20/05
                         (to 10% Call)

                         Stated Maturity:            06/20/29

                         Dated Date:                 03/01/98

                         Payment Delay:              19 days

                         Pricing Date:               TBD

                         Settlement Date:            On or about March 27, 1998.

                         First Payment Date:         04/20/98

                         Rating (S&P/Moody's):       AAA/Aaa

Description of
the Notes:               The Notes represent non-recourse obligations
                         of the Issuer and are secured  by the
                         assets of the Trust, which will include (i)
                         mortgage loans, (ii) all payments of principal and
                         interest thereon other than prior to the Cut-off Date,
                         (iii) security interests in the mortgaged properties,
                         (iv) the Issuer's rights under the Sale and Servicing
                         Agreement, (v) the Note Insurance Policy and (vi)
                         certain other property.

-------------------------------------------------------------------------------
     THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINEDIN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                   First Alliance Mortgage Loan Trust 1998-1F
                           Preliminary Marketing Memo


Indenture Trustee:       The Chase Manhattan Bank

Owner Trustee:           Wilmington Trust Company

Note Insurer: MBIA Insurance Corporation ("MBIA"). The claims-paying ability of MBIA is rated "AAA" by Standard & Poor's and "Aaa" by Moody's.

Note Insurance
Policy: The insurance policy of MBIA guarantees the timely payment of interest and the ultimate payment of principal on the Notes.

Credit Enhancement:      1.  Monthly Excess Spread
                         2.  Overcollateralization
                         3.  Insurance policy

Servicing Fee:           50 bps per annum

Trustee Fee:             [2] bps

Form of Notes:           Book-Entry Form, delivered through the facilities
                         of DTC, Cedel, and Euroclear against payment in
                         immediately available funds.

Payment Date:            The 20th day of each month or, if such day is not
                         a business day, the next succeeding business day,
                         beginning April 20, 1998.

Overcollateralization:   The credit enhancement provisions are intended to
                         provide for the limited acceleration of the Notes
                         relative to the amortization of the related collateral.
                         Accelerated amortization is achieved by applying
                         excess cash collected on the collateral to the payment
                         of principal of the Notes, resulting in the build up of
                         overcollateralization (O/C).  By paying down the
                         principal balance of the Notes faster than the
                         principal amortization of the respective collateral
                         pool, an O/C amount equal to the excess of the
                         aggregate principal balance of the collateral pool
                         over the principal balance of the Notes is created.
                         Excess cash will be directed to build the O/C amount
                         until the pool reaches its required O/C target.
                         Upon this event the acceleration feature will cease,
                         unless it is once again necessary to maintain the
                         required O/C level.

Optional Redemption:     The Notes may be redeemed, in full but not in part, at
                         the option of the Majority Residual holder on or after
                         the first Payment Date on which the Aggregate Principal
                         Balance of the Mortgage Loans in the Mortgage Pool has
                         declined to 10% or less of the Original Pool Balance.
                         In addition, the Note Insurer will have rights, under
                         limited circumstances, to effect a redemption of the
                         Notes and terminate the Indenture.

Coupon Step-up:          If the 10% Clean-up Call (Optional Redemption) is not
                         exercised, the coupon on the Notes will step up by
                         [50] basis points.

Interest Accrual:        Interest on the Notes will be calculated on the basis
                         of a 360-day year consisting of twelve 30-day months.

                         Interest will accrue during the calendar month immediately preceding the month on which the Payment
                         Date occurs.

Note Interest: An amount equal to interest accrued during the related interest period at the Note Interest Rate on the Note Principal Balance as of the preceding
                         Payment Date.


-------------------------------------------------------------------------------
     THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINEDIN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                   First Alliance Mortgage Loan Trust 1998-1F
                           Preliminary Marketing Memo

Monthly Principal:       The Note holders will receive monthly payments of
                         principal on each payment date which generally will
                         reflect collections of principal during the prior
                         calendar month.

                         The principal payment amount with respect to each Payment Date shall be the lesser of:

                         (a) The Total Available Funds plus any Insured
                             Payments minus the Current Interest; and

                         (b) (i) the sum, without any duplication of:

                             (a) the Carry-Forward Amount;

                             (b) the principal portion of all scheduled monthly
                                 payments on the Mortgage Loans due during the related Due Period (whether received or advanced) and the principal portion of all full and partial principal prepayments made by the respective Mortgagors during the related Remittance Period;

                             (c) the scheduled principal balance of each
                                 Mortgage Loan repurchased on the related
                                 Remittance Date;

                             (d) any Substitution Amounts delivered in
                                 connection with a substitution of a Mortgage
                                 Loan (to the extent such Substitution Amounts relate to principal);

                             (e) all Net Liquidation Proceeds collected by the
                                 Servicer with respect to the Mortgage Loans during the related Remittance Period (to the extent such Net Liquidation Proceeds relate to principal);

                             (f) the amount of any Subordination Deficit for
                                 such Payment Date;

                             (g) the proceeds of any termination of the Trust
                                 Estate (to the extent such proceeds relate to principal);

                             (h) any moneys released from the Pre-Funding
                                 Account as a prepayment of the Notes on the Payment Date which immediately follows the end of Funding Period; and

                             (i) the amount of any Subordination Increase Amount
                                 for such Payment Date consisting of the
                                 amount of any Net Monthly Excess Cash Flow to be actually applied for the accelerated payment of principal on the Notes;

                       minus

                       (ii) the amount of any Subordination Reduction Amount for such Payment Date consisting of the amount of any Net Monthly Excess Cash Flow to be actually paid to the Owners of the Residual Interests.

                       Carry-Forward Amount: The sum of (a) the amount by which the Monthly Payment Amount as of the immediately preceding Payment Date exceeded the amount of the actual payment made to the Note holders on such Payment
                       Date plus (b) 30 days' interest on the interest portion of such amount, calculated at the Note Rate.

-------------------------------------------------------------------------------
     THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINEDIN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                   First Alliance Mortgage Loan Trust 1998-1F
                           Preliminary Marketing Memo


                       Subordination Deficit: The amount, if any, by which (a) the Note Principal Balance, after taking into account all payments to be made on such Payment Date, exceeds
                       (b) the sum of (i) the aggregate principal balances of the Mortgage Loans as of the close of business on the Due Date in the calendar month in which such Payment
                       Date occurs and (ii) the amount, if any, on deposit in the Pre-Funding Account as of the close of business on the Due Date in the calendar month in which such Payment Date occurs.

Pre-Funding Account:   The initial mortgage pool as of the closing date will
                       have aggregate principal balance of approximately $42.5
                       million as of the March 1, 1998 cut-off date. Additional
                       mortgage loans with characteristics similar to those of
                       the initial mortgage pool are expected to be transferred
                       to the Trust no later than March 31, 1998, in exchange
                       for release of funds from the Pre-Funding Account.

Capitalized Interest:  On the closing date, cash in an amount satisfactory to the Note Insurer will be deposited into a trust account for the benefit of the Note holders to ensure payments of interest on the Pre-funded amount during the Funding
                       Period.

ERISA Considerations:  The Notes may be purchased by employee benefit plans that are subject to the Employee Retirement Income Security
                       Act of 1974, as amended. Investors should consult their counsel with respect to limitations on acquisition and ownership of the Notes and consequences thereof.

SMMEA: The Notes will NOT constitute "mortgage related securities" for purposed of the Secondary Mortgage Market
                       Enhancement Act of 1984 ("SMMEA").

Taxation:              The Notes will be treated as debt obligations for tax
                       purposes. No REMIC election will be made.


For more information contact Russ Andrews at (704) 374-3472, Wallace Saunders at
(704) 383-4868 or David Duque at (704) 383-5525.


-------------------------------------------------------------------------------
     THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINEDIN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                   First Alliance Mortgage Loan Trust 1998-1F
                           Preliminary Marketing Memo



 CURRENT BALANCE: $55,400,000.00                          DATED DATE: 03/01/98
          COUPON: TED                                  FIRST PAYMENT: 04/20/98
          FACTOR: 1.0000000000                         TOTAL CLASSES: 1
ORIGINAL BALANCE: $55,400,000.00


                             BOND A1 BE-YIELD TABLE
                              TO 10% CLEAN-UP CALL

                                PREPAYMENT SPEED

                 21%      23%      27%       31%       33%        50%
PRICE           HEP       HEP      HEP       HEP       HEP        HEP

     98- 0     7.402     7.445     7.534     7.624     7.671     8.107
     98- 4     7.360     7.399     7.481     7.565     7.608     8.010
     98- 8     7.317     7.353     7.428     7.505     7.545     7.913
     98-12     7.275     7.308     7.376     7.446     7.481     7.816
     98-16     7.232     7.262     7.323     7.386     7.419     7.720
     98-20     7.190     7.217     7.271     7.327     7.356     7.624
     98-24     7.148     7.171     7.219     7.268     7.293     7.528
     98-28     7.106     7.126     7.167     7.209     7.231     7.432

     99- 0     7.064     7.081     7.115     7.150     7.168     7.337
     99- 4     7.022     7.036     7.063     7.092     7.106     7.242
     99- 8     6.980     6.991     7.011     7.033     7.044     7.147
     99-12     6.939     6.946     6.960     6.975     6.982     7.052
     99-16     6.897     6.901     6.909     6.916     6.920     6.958
     99-20     6.856     6.856     6.857     6.858     6.859     6.863
     99-24     6.814     6.812     6.806     6.800     6.797     6.769
     99-28     6.773     6.767     6.755     6.742     6.736     6.676

   *100- 0     6.732     6.723     6.704     6.685     6.675     6.582
    100- 4     6.691     6.679     6.653     6.627     6.614     6.489
    100- 8     6.650     6.634     6.603     6.570     6.553     6.396
    100-12     6.609     6.590     6.552     6.512     6.492     6.303
    100-16     6.568     6.546     6.501     6.455     6.431     6.210
    100-20     6.528     6.503     6.451     6.398     6.371     6.117
    100-24     6.487     6.459     6.401     6.341     6.311     6.025
    100-28     6.447     6.415     6.351     6.284     6.250     5.933

    101- 0     6.406     6.372     6.301     6.228     6.190     5.841
    101- 4     6.366     6.328     6.251     6.171     6.130     5.750
    101- 8     6.326     6.285     6.201     6.115     6.071     5.658
    101-12     6.286     6.242     6.151     6.059     6.011     5.567
    101-16     6.245     6.198     6.102     6.002     5.951     5.476
    101-20     6.206     6.155     6.052     5.946     5.892     5.385
    101-24     6.166     6.112     6.003     5.890     5.833     5.294
    101-28     6.126     6.069     5.954     5.835     5.774     5.204

AVG LIFE       3.768     3.440     2.918     2.525     2.362     1.473
DURATION       3.026     2.807     2.445     2.158     2.035     1.331
FIRST PAY       4/98      4/98      4/98      4/98      4/98      4/98
LAST PAY        8/07     10/06      6/05      6/04      1/04      9/01

-------------------------------------------------------------------------------
     THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINEDIN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                   First Alliance Mortgage Loan Trust 1998-1F
                           Preliminary Marketing Memo


 CURRENT BALANCE: $55,400,000.00                          DATED DATE: 03/01/98
          COUPON: TED                                  FIRST PAYMENT: 04/20/98
          FACTOR: 1.0000000000                         TOTAL CLASSES: 1
ORIGINAL BALANCE: $55,400,000.00


                             BOND A1 BE-YIELD TABLE
                              TO 10% CLEAN-UP CALL

                                PREPAYMENT SPEED


                 21%      23%      27%       31%       33%        50%
PRICE           HEP       HEP      HEP       HEP       HEP        HEP


     98- 0     7.401     7.442     7.526     7.612     7.656     8.064
     98- 4     7.360     7.398     7.475     7.555     7.595     7.972
     98- 8     7.319     7.354     7.425     7.498     7.535     7.881
     98-12     7.278     7.310     7.375     7.442     7.475     7.790
     98-16     7.238     7.266     7.325     7.385     7.416     7.699
     98-20     7.197     7.223     7.275     7.329     7.356     7.609
     98-24     7.157     7.179     7.226     7.273     7.297     7.519
     98-28     7.116     7.136     7.176     7.217     7.237     7.429

     99- 0     7.076     7.093     7.127     7.161     7.178     7.339
     99- 4     7.036     7.050     7.077     7.105     7.119     7.249
     99- 8     6.996     7.007     7.028     7.050     7.061     7.160
     99-12     6.956     6.964     6.979     6.994     7.002     7.071
     99-16     6.916     6.921     6.930     6.939     6.943     6.982
     99-20     6.877     6.878     6.882     6.884     6.885     6.893
     99-24     6.837     6.836     6.833     6.829     6.827     6.805
     99-28     6.797     6.793     6.784     6.774     6.769     6.716

   *100- 0     6.758     6.751     6.736     6.719     6.711     6.628
    100- 4     6.719     6.709     6.688     6.665     6.653     6.541
    100- 8     6.680     6.667     6.639     6.610     6.595     6.453
    100-12     6.640     6.625     6.591     6.556     6.538     6.366
    100-16     6.601     6.583     6.544     6.502     6.480     6.279
    100-20     6.562     6.541     6.496     6.448     6.423     6.192
    100-24     6.524     6.499     6.448     6.394     6.366     6.105
    100-28     6.485     6.457     6.400     6.340     6.309     6.019

    101- 0     6.446     6.416     6.353     6.287     6.252     5.932
    101- 4     6.408     6.375     6.306     6.233     6.196     5.846
    101- 8     6.369     6.333     6.258     6.180     6.139     5.761
    101-12     6.331     6.292     6.211     6.127     6.083     5.675
    101-16     6.293     6.251     6.164     6.074     6.027     5.590
    101-20     6.255     6.210     6.117     6.021     5.971     5.505
    101-24     6.217     6.169     6.071     5.968     5.915     5.420
    101-28     6.179     6.128     6.024     5.915     5.859     5.335

AVG LIFE       4.064     3.714     3.156     2.729     2.552     1.589
DURATION       3.160     2.940     2.572     2.277     2.150     1.415
FIRST PAY       4/98      4/98      4/98      4/98      4/98      4/98
LAST PAY        4/18      9/16     12/13     12/11      1/11     12/05


------------------------------------------------------------------------------
     THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINEDIN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

Initial Collateral Rep Lines


Type             Pool Num       Balance       Aterm       Oterm       WAM        WAC        LTV       CLTV     Count
--------------------------------------------------------------------------------------------------------------------
FXD less 180         1           82,962.58   120.0000    120.0000    118.4156   11.7245    30.4316   21.8519      3
FXD 180              2        2,470,451.71   180.0000    180.0000    177.4041   10.1461    37.8180   39.6859     47
Ball                 3        2,101,894.70   360.0000    180.0921    177.1383   11.1172    45.1140   48.2206     36
FXD 240              4        4,035,437.11   190.2090    191.5497    189.5446    9.8889    49.8683   50.7612     67
FXD less 360         5       33,799,353.75   329.2315    360.4825    356.3088    9.7814    57.2622   57.2622    409
--------------------------------------------------------------------------------------------------------------------
                             42,490,099.85                                                                      562
--------------------------------------------------------------------------------------------------------------------



Total Collateral Rep Lines (including prefunded loans)


Type             Pool Num       Balance       Aterm       Oterm       WAM        WAC        LTV       CLTV     Count
--------------------------------------------------------------------------------------------------------------------
FXD less 180         1           82,962.58   120.0000    120.0000    118.4156   11.7245    30.4316   21.8519      3
FXD 180              2        2,470,451.71   180.0000    180.0000    177.4041   10.1461    37.8180   39.6859     47
Ball                 3        2,101,894.70   360.0000    180.0921    177.1383   11.1172    45.1140   48.2206     36
FXD 240              4        4,035,437.11   190.2090    191.5497    189.5446    9.8889    49.8683   50.7612     67
FXD less 360         5       33,799,353.75   329.2315    360.4825    356.3088    9.7814    57.2622   57.2622    409
FXD 360              6        9,599,687.40   360.0000    360.0000    360.0000    9.7000    58.0000   58.0000    116
FXD less 360         7        3,310,212.75   360.0000    360.0000    356.0000   10.0000    49.0000   49.0000     50
--------------------------------------------------------------------------------------------------------------------
                             55,400,000.00                                                                      728
--------------------------------------------------------------------------------------------------------------------

                   First Alliance Mortgage Loan Trust 1998-1F
                           Preliminary Marketing Memo


-------------------------------------------------------------------------------
     -  First Alliance
     -  Cut Off Date of Tape is  03/01/98
     -  FIXED RATE COLLATERAL
     -  $42,490,099.85
     -  Home Equity Loans Summary Report

-------------------------------------------------------------------------------



Number of Mortgage Loans:                                     562

Aggregate Unpaid Principal Balance:                $42,490,099.85
Average Unpaid Principal Balance:                      $75,605.15
Maximum Unpaid Principal Balance:                     $276,240.00
Minimum Unpaid Principal Balance:                      $10,979.88


Weighted Average Gross Coupon:                             9.883%
Gross Coupon Range:                             7.990% -  15.500%


Weighted Avg. Stated Rem. Term (LPD to Mat/Bln Date):     320.741
Stated Rem. Term Range:                         118.000 - 360.000


Weighted Average Original Term:                           324.552
Original Term Range:                            120.000 - 363.000


Weighted Average LTV:                                     54.776%
LTV Range:                                        6.040 - 80.000%


Weighted Average Combined LTV:                            55.126%
Combined LTV Range:                               6.040 - 80.000%


Weighted Average Junior Lien Ratio                        99.290%
Percentage of First Mortgages                             98.411%
Percentage of Second Mortgages                             1.589%





 THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR FIRST UNION CAPITAL MARKETS FINANCIAL ADVISOR IMMEDIATELY.

-------------------------------------------------------------------------------
     THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINEDIN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                   First Alliance Mortgage Loan Trust 1998-1F
                           Preliminary Marketing Memo


                     ORIGINAL COMBINED LOAN-TO-VALUE RATIOS


                                           Aggregate              Percentage
   Original        Number of                Unpaid               of Aggregate
     CLTV          Mortgage                Principal              Principal
    Ratio           Loans                   Balance                Balance

  5.01 - 10.00        3                    66,982.66                 0.16
 10.01 - 15.00        6                   124,598.12                 0.29
 15.01 - 20.00       13                   380,922.41                 0.90
 20.01 - 25.00       27                 1,061,470.71                 2.50
 25.01 - 30.00       20                   865,986.72                 2.04
 30.01 - 35.00       40                 2,119,164.66                 4.99
 35.01 - 40.00       37                 2,258,448.59                 5.32
 40.01 - 45.00       50                 3,293,969.87                 7.75
 45.01 - 50.00       72                 4,843,904.29                11.40
 50.01 - 55.00       68                 4,989,227.70                11.74
 55.01 - 60.00       70                 5,785,925.62                13.62
 60.01 - 65.00       52                 4,973,479.25                11.71
 65.01 - 70.00       48                 5,363,530.73                12.62
 70.01 - 75.00       42                 4,975,870.38                11.71
 75.01 - 80.00       14                 1,386,618.14                 3.26
------------------------------------------------------------------------------
 Total              562                42,490,099.85              100.00%
==============================================================================



 THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR FIRST UNION CAPITAL MARKETS FINANCIAL ADVISOR IMMEDIATELY.

-------------------------------------------------------------------------------
     THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINEDIN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                   First Alliance Mortgage Loan Trust 1998-1F
                           Preliminary Marketing Memo


                     ORIGINAL COMBINED LOAN-TO-VALUE RATIOS


                                           Aggregate              Percentage
   Original        Number of                Unpaid               of Aggregate
     CLTV          Mortgage                Principal              Principal
    Ratio           Loans                   Balance                Balance


 5.01 - 10.00          5                   103,849.45                   0.2
10.01 - 15.00         11                   233,276.63                  0.55
15.01 - 20.00         14                   430,499.18                  0.01
20.01 - 25.00         28                 1,089,378.95                  2.56
25.01 - 30.00         24                 1,108,114.66                  2.61
30.01 - 35.00         41                 2,177,480.09                  5.12
35.01 - 40.00         36                 2,208,959.73                  5.20
40.01 - 45.00         48                 3,224,280.46                  7.59
45.01 - 50.00         70                 4,720,865.86                 11.11
50.01 - 55.00         66                 4,926,365.73                 11.59
55.01 - 60.00         65                 5,637,013.69                 13.27
60.01 - 65.00         50                 4,903,996.17                 11.54
65.01 - 70.00         48                 5,363,530.73                 12.62
70.01 - 75.00         42                 4,975,870.38                 11.71
75.01 - 80.00         14                 1,386,618.14                  3.26
-------------------------------------------------------------------------------
Total                562                42,490,099.85               100.00%
==============================================================================


 THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR FIRST UNION CAPITAL MARKETS FINANCIAL ADVISOR IMMEDIATELY.

-------------------------------------------------------------------------------
     THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINEDIN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                   First Alliance Mortgage Loan Trust 1998-1F
                           Preliminary Marketing Memo


                           ORIGINAL JUNIOR LEIN RATIOS


                                           Aggregate              Percentage
                    Number of               Unpaid               of Aggregate
  Junior Lien       Mortgage               Principal              Principal
    Ratio            Loans                  Balance                Balance



10.01 - 20.00           1                 13,887.26                    0.03
20.01 - 30.00           5                116,873.36                    0.28
30.01 - 40.00           2                 74,269.69                    0.17
40.01 - 50.00           1                 18,000.00                    0.04
50.01 - 60.00           4                226,004.01                    0.53
60.01 - 70.00           1                 22,979.53                    0.05
70.01 - 80.00           1                 49,488.86                    0.12
80.01 - 90.00           4                153,796.75                    0.36
90.01 -100.00         543             41,814,800.39                   98.41
-------------------------------------------------------------------------------
                      562             42,490,099.85                 100.00%
===============================================================================

 THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR FIRST UNION CAPITAL MARKETS FINANCIAL ADVISOR IMMEDIATELY.

------------------------------------------------------------------------------
     THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINEDIN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                   First Alliance Mortgage Loan Trust 1998-1F
                           Preliminary Marketing Memo


                       GROSS MORTGAGE INTEREST RATE RANGE


                                           Aggregate              Percentage
                   Number of                Unpaid               of Aggregate
Gross Mortgage     Mortgage                Principal              Principal
 Interest Rate      Loans                   Balance                Balance


 7.51 -  8.00          5                  414,247.73                   0.97
 8.01 -  8.50         33                2,632,044.85                   6.19
 8.51 -  9.00         94                8,302,995.58                  19.54
 9.01 -  9.10        107                8,681,063.21                  20.43
 9.51 - 10.00        142               10,892,466.42                  25.54
10.01 - 10.50         49                3,152,033.60                   7.42
10.51 - 11.00         66                4,482,120.84                  10.55
11.01 - 11.50         10                  548,762.63                   1.29
11.51 - 12.00         16                  945,457.60                   2.33
12.01 - 12.50          8                  487,132.90                   1.15
12.51 - 13.00         15                  846,895.47                   1.99
13.01 - 13.50          5                  243,141.21                   0.57
13.51 - 14.00          7                  496,002.44                   1.17
14.01 - 14.50          2                  149,926.13                   0.35
14.51 - 15.00          2                  160,830.73                   0.38
15.01 - 15.50          1                   54,978.51                   0.13
-------------------------------------------------------------------------------
                     562               42,490,099.85                100.00%
===============================================================================


                            STATUS OF MORTGAGE LOANS


                                           Aggregate              Percentage
                   Number of                Unpaid               of Aggregate
Occupancy          Mortgage                Principal              Principal
 Status             Loans                   Balance                Balance

Owner Occupied       546                 41,546,270.13                97.78
Investment/
Non-Owner Occupied    16                    943,829.72                 2.22
------------------------------------------------------------------------------
Total                562                 42,490,099.85              100.00%
==============================================================================


 THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR FIRST UNION CAPITAL MARKETS FINANCIAL ADVISOR IMMEDIATELY.

------------------------------------------------------------------------------
     THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINEDIN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                   First Alliance Mortgage Loan Trust 1998-1F
                           Preliminary Marketing Memo


                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES


                                           Aggregate              Percentage
                       Number of            Unpaid               of Aggregate
                       Mortgage            Principal              Principal
    State               Loans               Balance                Balance


 Arizona                  4                227,552.99               0.54
 California             137             12,040,227.88              28.34
 Colorado                14                804,329.90               1.89
 Connecticut              1                 44,891.04               0.11
 District of Columbia     3                113,363.00               0.27
 Florida                 44              2,753,130.38               6.48
 Georgia                 11                764,648.07               1.80
 Idaho                    1                 82,032.44               0.19
 Illinois                53              3,657,397.00               8.61
 Maryland                22              1,552,775.06               3.65
 Massachusetts            7                506,679.65               1.19
 Minnesota                7                470,076.70               1.11
 New Jersey              54              4,305,634.24              10.13
 New York               125              8,492,924.56              19.99
 Ohio                     7                515,228.25               1.21
 Oregon                  18              1,365,500.46               3.21
 Pennsylvania            20              1,876,177.58               4.42
 Utah                     7                645,540.69               1.52
 Virginia                 6                474,055.99               1.12
 Washington              21              1,797,933.97               4.23
--------------------------------------------------------------------------------
                        562             42,490,099.85            100.00%
================================================================================

 THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR FIRST UNION CAPITAL MARKETS FINANCIAL ADVISOR IMMEDIATELY.

------------------------------------------------------------------------------
     THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINEDIN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                   First Alliance Mortgage Loan Trust 1998-1F
                           Preliminary Marketing Memo


                               PRINCIPAL BALANCES


                                              Aggregate            Percentage
                           Number of           Unpaid             of Aggregate
  Principal                Mortgage           Principal            Principal
   Balance                   Loans             Balance               Balance


 10,000.01 -  15,000.00        6               69,414.85              0.16
 15,000.01 -  20,000.00        9              177,296.08              0.42
 20,000.01 -  25,000.00       15              338,295.69              0.80
 25,000.01 -  30,000.00       20              563,989.26              1.33
 30,000.01 -  35,000.00       23              770,118.15              1.81
 35,000.01 -  40,000.00       23              866,483.82              2.04
 40,000.01 -  45,000.00       30            1,293,051.10              3.04
 45,000.01 -  50,000.00       34            1,646,132.10              3.87
 50,000.01 -  55,000.00       33            1,750,118.44              4.12
 55,000.01 -  60,000.00       26            1,520,417.35              3.58
 60,000.01 -  65,000.00       31            1,949,846.57              4.59
 65,000.01 -  70,000.00       31            2,111,788.82              4.97
 70,000.01 -  75,000.00       34            2,478,256.40              5.83
 75,000.01 -  80,000.00       35            2,730,114.06              6.43
 80,000.01 -  85,000.00       30            2,476,013.45              5.83
 85,000.01 -  90,000.00       26            2,287,765.78              5.38
 90,000.01 -  95,000.00       15            1,390,611.85              3.27
 95,000.01 - 100,000.00       15            2,239,965.14              5.27
100,000.01 - 125,000.00       70            7,892,895.64             18.58
125,000.01 - 150,000.00       20            2,734,699.93              6.44
150,000.01 - 200,000.00       25            4,249,465.37             10.00
200,000.01 - 250,000.00        2              423,654.00              1.00
250,000.01 - 300,000.00        2              529,706.00              1.25
--------------------------------------------------------------------------
Total                        562           42,490,099.85            100.00%
--------------------------------------------------------------------------



THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR FIRST UNION CAPITAL MARKETS FINANCIAL ADVISOR IMMEDIATELY.



------------------------------------------------------------------------------
     THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINEDIN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                   First Alliance Mortgage Loan Trust 1998-1F
                           Preliminary Marketing Memo


                       REMAINING TERMS TO STATED MATURITY


                                     Aggregate          Percentage
                    Number of          Unpaid           of Aggregate
     Remaining      Mortgage         Principal           Principal
       Term           Loans           Balance             Balance

     109 - 120          3              82,962.58           0.20
     169 - 180        139           7,921,151.88          18.64
     229 - 240         13             903,099.64           2.13
     301 - 312          5             706,495.07           1.66
     313 - 324          6             485,684.87           1.14
     325 - 336          1              97,061.55           0.23
     337 - 348         12           1,163,440.78           2.74
     349 - 360        383          31,130,203.48          73.26
---------------------------------------------------------------
     Total            562          42,490,099.85         100.00%
===============================================================






                                 PROPERTY TYPES

T

                                     Aggregate          Percentage
                    Number of          Unpaid           of Aggregate
     Property       Mortgage         Principal           Principal
       Type           Loans           Balance             Balance

 Single Family        484            36,910,780.52          86.87
 2 - 4 Family          68             4,729,718.12          11.13
 CONDO                  4               307,938.74           0.72
 PUD                    6               541,662.47           1.27
------------------------------------------------------------------
Total                 562            42,490,099.85         100.00%
==================================================================




THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR FIRST UNION CAPITAL MARKETS FINANCIAL ADVISOR IMMEDIATELY.




------------------------------------------------------------------------------
     THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINEDIN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.